                                                                    EXHIBIT 99.2

                   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
                     OFFICER AND PRINCIPAL FINANCIAL OFFICER
                   REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS

I, Lisa W. Rodriguez, state and attest that:

         (1) to the best of my knowledge, based upon a review of the covered reports of Weatherford International Ltd., and, except as corrected or supplemented in a subsequent covered report:

                  o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  o the Annual Report on Form 10-K for the Fiscal Year ended December 31, 2001 as filed with the U.S. Securities and Exchange Commission on March 25, 2002 of Weatherford International, Inc., to which the Company is the successor issuer;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Weatherford International, Inc. and Weatherford International Ltd. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o        any amendments to any of the foregoing.



/s/ Lisa W. Rodriguez                    Subscribed and sworn to before me
--------------------------------         this 9th day of August, 2002.
Lisa W. Rodriguez


Date:    August 9, 2002                  /s/ Nadia Matt
--------------------------------         ---------------------------------------
                                         Notary Public

                                         My Commission Expires: October 4, 2004